UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________

FORM 8-K

CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 1, 2013

CHROMADEX CORP.
 (Exact name of registrant as specified in its charter)

Delaware	000-53290	26-2940963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10005 Muirlands Boulevard, Suite G, Irvine, California, 92618
(Address of principal executive offices, including zip code)

(949) 419-0288
 (Registrant's telephone number, including area code)

Copies to:
Harvey Kesner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On August 1, 2013, ChromaDex Corporation (the “Company”) entered in License Agreement (the “Agreement”) with Green Molecular S.L., Inc. (“Green Molecular”), a Spanish corporation, pursuant to which Green Molecular granted the Company an exclusive, worldwide right and license (the “License Rights”) to use and practice certain patent rights and to make, have made, use and sell certain products, including the compound pterostilbene, as it is used in dietary supplement products (the “Product”).  The Agreement terminates on the earliest of (i) expiration date or abandonment of the last valid claim of the patent rights licensed under the Agreement, (ii) failure by ChromaDex to meet certain pre-development milestones or an uncured default or breach by ChromaDex under the Agreement or (iii) upon prior written notice given by ChromaDex.

In consideration of the License Rights, the Company shall pay to Green Molecular earned royalties on net sales of all licensed products (including sales by sublicensees and affiliates), as well as a percentage of attributed income from sublicensing agreements. ChromaDex is subject to minimum annual maintenance or royalty payments to Green Molecular during the term of the Agreement.

ChromaDex has agreed upon a commercialization plan to develop, commercialize and market licensed products under that Agreement and will make certain payments to Green Molecular in connection with the achievement of certain milestone events relating to product development and regulatory approvals in accordance with the terms of the Agreement.

The foregoing is a summary of the material terms of the Agreement and does not purport to be complete. You should read the complete Agreement, which shall be attached as an exhibit to ChromaDex Corporation's Quarterly Report on Form 10-Q for the quarter ended September 28, 2013 and, when filed, such Agreement shall be incorporated by reference herein. ChromaDex Corporation will seek confidential treatment for certain terms of the Agreement at the time of filing such Quarterly Report.

Item 8.01. Other Events

On August 5, 2013, the Company issued a press release announcing the Agreement.  A copy of the press release is filed as an exhibit hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated August 5, 2013

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 5, 2013

CHROMADEX CORP.

By: /s/ Frank L. Jaksch Jr. Name: Frank L. Jaksch Jr. Title: Chief Executive Officer